SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

MAINSTAY FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

MAINSTAY FUNDS TRUST

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 1, 2016

To Our Shareholders:

I am writing to inform you of the upcoming special meeting of shareholders on March 1, 2016 (“Meeting”) concerning MainStay Marketfield Fund (the “Fund”), a series of MainStay Funds Trust (the “Trust”). At the Meeting, as a shareholder of the Fund, you will be asked to vote on an important proposal affecting the Fund, as described in detail in the accompanying Proxy Statement. Your vote is extremely important, no matter how many shares you hold.

Each of the proposals set forth in the accompanying Notice of Special Meeting and Proxy Statement concern only the Fund. At the Meeting, as explained in the accompanying proxy statement, you will be asked to consider on the following:

1.	A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund to the Marketfield Fund (the “Acquiring Fund”), a newly formed series of Trust for Professional Managers (“TPM”), in exchange for shares of the Acquiring Fund; and (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting and any adjournments thereof.

The Board of Trustees of the Trust (the “MainStay Board”) has unanimously approved the Reorganization and the Reorganization Plan; however, shareholder approval is required to proceed. The MainStay Board believes that the proposal is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization, and recommends that you vote in favor of the proposal.

In order to avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully review the enclosed materials which explain the proposals in more detail, and vote according to the manner specified, either on the Internet, by mail, by phone or in person.

We appreciate your continued support and confidence in the MainStay Funds. If you should have any questions, please contact us by calling toll-free 888-474-7725.

Sincerely,

/s/ Stephen P. Fisher

Stephen P. Fisher

President

Enclosure(s)

MAINSTAY MARKETFIELD FUND

a series of

MAINSTAY FUNDS TRUST

51 Madison Avenue

New York, NY 10010

The Proxy Statement is also available at proxyonline.com/docs/mainstay.pdf or
www.mainstayinvestments.com

December 29, 2015

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the MainStay Marketfield Fund (the “Fund”), a series of MainStay Funds Trust (“MainStay”), will be held on March 1, 2016 at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management, LLC, 51 Madison Avenue, New York, New York 10010, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Plan”), which provides for: (a) the transfer of all the assets and liabilities of the Fund to the Marketfield Fund (the “Acquiring Fund”), a newly formed series of Trust for Professional Managers, in exchange for shares of the Acquiring Fund; and (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting and any adjournments thereof.

The Board of Trustees of MainStay (the “MainStay Board”) has unanimously approved the Reorganization and the Reorganization Plan; however, shareholder approval is required to proceed. The MainStay Board believes that the proposal is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization, and recommends that you vote in favor of the proposal.

The MainStay Board has fixed the close of business on December 10, 2015 as the Record Date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

Your vote is very important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Meeting, please complete the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote on the Internet or by telephone; please see the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Very truly yours,

/s/ J. Kevin Gao

Name: J. Kevin Gao

Title: Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: The names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS

ABC Corp.	ABC Corp. John Doe, Treasurer

ABC Corp.	John Doe

ABC Corp. c/o John Doe	John Doe

ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS

The XYZ Partnership	Jane B. Smith, Partner

Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS

ABC Trust	Jane B. Doe, Trustee

Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS

John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr., UGMA/UTMA

Estate of John B. Smith	John B. Smith, Jr., Executor, Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.
•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.
•	VOTE IN PERSON AT THE MEETING.

Please note that not all voting options may be available to you. Please see your proxy card for more details.

PROXY STATEMENT

DECEMBER 29, 2015

MAINSTAY MARKETFIELD FUND

A SERIES OF MAINSTAY FUNDS TRUST

This Proxy Statement and Notice of Special Meeting are available at
proxyonline.com/docs/mainstay.pdf or www.mainstayinvestments.com

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “MainStay Board”) of MainStay Funds Trust (“MainStay”), on behalf of its series, the MainStay Marketfield Fund (the “Fund”), for a special meeting of shareholders (the “Meeting”). The Meeting will be held on March 1, 2016, beginning at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management, LLC, 51 Madison Avenue, New York, New York 10010.

As is more fully described in this Proxy Statement, shareholders of the Fund will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

Proposals:

1.	A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund to the Marketfield Fund (the “Acquiring Fund”), a newly formed series of Trust for Professional Managers (“TPM”), in exchange for shares of the Acquiring Fund; and (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund.

2.	Any other business that properly comes before the Meeting or any adjournments thereof.

Please note that at a meeting held on December 8-10, 2015, the MainStay Board unanimously approved the Reorganization and the Reorganization Plan, subject to shareholder approval.

Only shareholders of record who owned shares of the Fund at the close of business on December 10, 2015 (“Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to any proposal on which shareholders are entitled to vote (a fractional share has a fractional vote).

The MainStay Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about December 29, 2015 to all shareholders of record of the Fund as of the Record Date. It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety, regardless of the number of shares that you own, as the explanations will help you to decide how to vote on the Proposals.

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PROPOSAL 1

APPROVAL OF THE REORGANIZATION OF THE FUND

Summary

You are being asked to approve a proposed reorganization of the Fund into the Acquiring Fund (the “Reorganization”), subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”). A copy of the Reorganization Plan is attached hereto as Exhibit A and incorporated herein by reference.

At a meeting held on December 8-10, 2015, the MainStay Board unanimously voted to approve the Reorganization and the Reorganization Plan, subject to approval by shareholders of the Fund. The proposed Reorganization arises out of the recent agreement (the “Agreement”) between New York Life Investment Management LLC (“New York Life Investments”), the Fund’s investment adviser, a Delaware limited liability company and Marketfield Asset Management LLC (“Marketfield”), the Fund’s investment subadvisor, a Delaware limited liability company that provides, among other things, for the parties to support a reorganization of the Fund into the Acquiring Fund. The overall transaction contemplated by the Agreement is scheduled to close in March 2016 and is subject to a number of conditions. There can be no assurance that this transaction will close. If the transaction does not close, the Proposed Reorganization may not go forward.

The Acquiring Fund would commence operations upon the completion of the Reorganization, and would be advised by Marketfield. For more information regarding New York Life Investments and Marketfield, please see the section titled “Comparison of Investment Advisers and Investment Advisory Fees.” The share class structure of the Acquiring Fund is the same as the Fund.

The expected benefits of the proposed Reorganization are discussed elsewhere in this Proxy Statement and include the following:

•	The continuity of the portfolio management team and investment strategy through the retention of Marketfield as investment adviser to the Acquiring Fund;
•	The comparable expense and fee structures of the Acquiring Fund; and
•	The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

For a detailed discussion of the MainStay Board’s considerations, see the section titled “MainStay Board Consideration of the Reorganization.”

How Will The Reorganization Work?

Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having equivalent value to the net assets transferred;
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•	the pro rata distribution of shares of the Acquiring Fund to the shareholders of record of the Fund as of the effective date of the Reorganization in full redemption of all shares of the Fund; and
•	the complete liquidation and termination of the Fund.

As a result of the Reorganization, shareholders of the Fund will hold shares of the Acquiring Fund. The Acquiring Fund has the same class structure as the Fund. Following the closing of the Reorganization, the class of Acquiring Fund shares held by each shareholder will be the same as the class of Fund shares held prior to the Reorganization. The total value of the shares of the Acquiring Fund that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Fund held by the shareholder immediately before the Reorganization. If approved by shareholders, the Reorganization is expected to occur on or about March 23, 2016.

What are the Reasons for the Reorganization?

With recent global acquisitions, New York Life Investments has obtained significant, proprietary investment capabilities across the alternatives universe. New York Life Investments intends to focus its product development and distribution efforts on its proprietary strategies going forward in light of the significant investments made to acquire these capabilities and its strategy for alternative funds shifting towards more diversified and multi-strategy solutions.

New York Life Investments and Marketfield believe that it is in the best long-term interest of Fund shareholders to return the Fund to its original platform, where Marketfield will continue to provide its long-standing investment strategy and continue to focus on the overall growth and performance of the Acquiring Fund to the benefit of shareholders. The Acquiring Fund will have the same investment objective, investment strategies, investment process and portfolio management team as the Fund (with Marketfield assuming all investment management responsibilities, including those currently provided by New York Life Investments). The service providers, who provided services for the Fund's predecessor from inception in 2007 until 2012, will provide services to the Acquiring Fund.

Are There any Significant Differences in the Management Structure of the Fund and the Acquiring Fund?

Yes. New York Life Investments serves as the investment adviser to the Fund and Marketfield provides day-to-day portfolio management services to the Fund as a subadvisor, under the supervision of New York Life Investments. Marketfield will serve as the investment adviser of the Acquiring Fund without the use of a subadvisor.

Currently, the MainStay Board may terminate any investment adviser or subadvisor of the Fund, including Marketfield, without shareholder approval. Additionally, pursuant to a “manager-of-managers” exemptive order granted to the Fund and New York Life Investments by the Securities and Exchange Commission (“SEC”), the Fund may replace subadvisors that are not affiliated with New York Life Investments and may modify any existing or future subadvisory agreement with such unaffiliated subadvisors at any time without shareholder approval, subject to the approval of the MainStay Board. The MainStay Board may replace the Fund’s investment adviser only with the approval of shareholders.

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Currently, the TPM Board may terminate any investment adviser or subadvisor of the Acquiring Fund, including Marketfield, without shareholder approval. The Acquiring Fund does not have an order from the SEC permitting it to operate under a manager-of-managers structure. Therefore, the TPM Board may replace any investment adviser or subadvisor of the Acquiring Fund with another party only with the approval of shareholders.

Please note that the investment objective, principal investment strategies and day-to-day portfolio management of the Acquiring Fund will be the same as the Fund. For more information, please see the section titled “Comparison of Investment Objectives, Principal Investment Strategies and Policies.”

Is Additional Information About The Fund and the Acquiring Fund Available?

Yes, the following additional information about the Fund has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•	Semi-Annual Report to Shareholders of the Fund for the period ended June 30, 2015 and Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 2014, including audited financial statements; and
•	Prospectus, Summary Prospectus and Statement of Additional Information, or SAI, for the Fund, each dated April 30, 2015.

You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-800-624-6782 (toll-free), choosing option 3, between the hours of 8:00 am – 5:30 pm Eastern Standard Time, by visiting www.mainstayinvestments.com or by writing to:

MainStay Marketfield Fund

NYLIFE Distributors, LLC

Attn: MainStay Marketing Department

169 Lackawanna Avenue

Parsippany, NJ 07054

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	(202) 551-8090

By Mail:	Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

By Email:	publicinfo@sec.gov

A preliminary prospectus for the Acquiring Fund, whose shares you would own after the Reorganization, accompanies this Proxy Statement. The information in this preliminary prospectus is not complete and may be changed. The Acquiring Fund may not sell its securities until its registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. A preliminary Statement of Additional Information is also available, free of charge, upon request.

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What is the Effect of My Voting “FOR” The Proposal?

By voting “FOR” this proposal, you will be agreeing to become a shareholder of Marketfield Fund, a mutual fund organized as a series of Trust for Professional Managers, a Delaware statutory trust. As a result, you are agreeing to all of the features of the Marketfield Fund.

In the event that shareholders of the Fund do not approve the Agreement and Plan of Reorganization, the MainStay Board in consultation with New York Life Investments, will consider the options available to the Fund.

Shareholder Approval

Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Information on Voting” for more details.

Comparison of Current Fees and Expenses

The following tables describe the fees and expenses associated with holding the Fund and Acquiring Fund shares. In particular, the tables compare the fee and expense information for the shares of the Fund and the pro forma estimated fees and expenses of shares of the Acquiring Fund following the Reorganization. The information shown in these tables is as of October 31, 2015 and assumes that the Reorganization took place on that date. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

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Expense Summary of the Fund

	Class A	Investor Class	Class C	Class I	Class R2	Class R6	Class P
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	None	None
Other Expenses
Dividend Expense on Securities Sold Short	0.42%	0.48%	0.43%	0.42%	0.44%	0.48%	0.42%
Broker Fees and Charges on Short Sales	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Remainder of Other Expenses	0.17%	0.19%	0.19%	0.17%	0.27%	0.04%	0.17%
Total Other Expenses	0.77%	0.85%	0.80%	0.77%	0.89%	0.70%	0.77%
Acquired (Underlying) Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.51%	2.59%	3.29%	2.26%	2.63%	2.19%	2.26%
Waivers/ Reimbursements	0.00%	0.00%	0.00%	(0.01)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers/Reimbursements[3]	2.51%	2.59%	3.29%	2.25%	2.63%	2.19%	2.26%

1.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2.	The management fee is as follows: 1.40% on assets up to $7.5 billion; 1.38% on assets from $7.5 billion up to $15 billion; and 1.36% on assets in excess of $15 billion.

3.	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 1.56% of its average daily net assets. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the MainStay Board.

Additionally, New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the management fee for the Fund will be 1.34% on assets over $22.5 billion. This waiver may be discontinued at any time.

You would pay the following expenses on a $10,000 investment assuming the Fund has a 5% annual return and that fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R6	Class P
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 790	$ 798	$ 332	$ 432	$ 228	$ 266	$ 222	$ 228
3 Years	$ 1,289	$ 1,311	$ 1,013	$ 1,013	$ 705	$ 817	$ 685	$ 703
5 Years	$ 1,812	$ 1,850	$ 1,717	$ 1,717	$ 1,209	$ 1,395	$ 1,175	$ 1,205
10 Years	$ 3,239	$ 3,314	$ 3,585	$ 3,585	$ 2,594	$ 2,964	$ 2,524	$ 2,585

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Pro forma Expense Summary of the Acquiring Fund

	Class A	Investor Class	Class C	Class I	Class R2	Class R6	Class P
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	None	None
Other Expenses
Dividend Expense on Securities Sold Short	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Broker Fees and Charges on Short Sales	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Remainder of Other Expenses	0.16%	0.16%	0.16%	0.16%	0.26%	0.05%	0.16%
Total Other Expenses	0.75%	0.75%	0.75%	0.75%	0.85%	0.64%	0.75%
Acquired (Underlying) Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.49%	2.49%	3.24%	2.24%	2.59%	2.13%	2.24%

1.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2.	The management fee is as follows: 1.40% on assets up to $7.5 billion; 1.38% on assets from $7.5 billion up to $15 billion; and 1.36% on assets in excess of $15 billion.

Upon the closing of the Reorganization, Marketfield has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses): (i) for Class I shares do not exceed 1.56% of its average daily net assets; (ii) for each other share Class does not exceed the Total Annual Fund Operating Expenses of that share class on December 31, 2015. This agreement will remain in effect for a period of three years following the closing of the Reorganization and shall renew automatically for one-year terms unless Marketfield provides written notice of termination prior to the start of the next term or upon approval of the TPM Board.

Additionally, Marketfield has voluntarily agreed to waive a portion of its management fee so that the management fee for the Fund will be 1.34% of assets over $22.5 billion. This waiver may be discontinued at any time

You would pay the following expenses on a $10,000 investment assuming the Acquiring Fund has a 5% annual return and the Acquiring Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R6	Class P
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$788	$788	$327	$427	$227	$262	$216	$227
3 Years	$1,283	$1,283	$998	$998	$700	$805	$667	$700
5 Years	$1,803	$1,803	$1,693	$1,693	$1,200	$1,375	$1,144	$1,200
10 Years	$3,221	$3,221	$3,540	$3,540	$2,575	$2,925	$2,462	$2,575
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Comparison of Investment Objectives, Principal Investment Strategies and Policies

The investment objective, principal investment strategies, and day-to-day portfolio management of the Acquiring Fund will be the same as the Fund. The Acquiring Fund will also have different fundamental and non-fundamental investment restrictions. Although there are differences in the fundamental investment restrictions of the Fund and the Acquiring Fund, because the Fund and Acquiring Fund have substantially similar investment strategies and policies, the Acquiring Fund anticipates that the differences in investment restrictions will have little or no substantive effect. For more information regarding the investment restrictions of the Fund and the Acquiring Fund, please see the section titled “Comparison of Investment Restrictions”.

Summary of Principal Investment Strategies

The following describes the principal investment strategies of the Acquiring Fund. These investment strategies are the same as those of the Fund. Additional information on the principal investment strategies of the Acquiring Fund can be found in the preliminary prospectus accompanying this Proxy Statement.

The Acquiring Fund seeks long-term growth of capital above that of the broad equity market over a full market cycle, with volatility that is lower than that of the broad equity market. Correlation between the Acquiring Fund and the broad equity market may vary considerably over the course of an investment cycle.

To achieve the Acquiring Fund’s investment objective, Marketfield, the Acquiring Fund’s investment adviser, allocates the Acquiring Fund’s assets among investments in equity securities, fixed-income securities and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with Marketfield’s evaluation of their expected risks and returns.

The Acquiring Fund’s equity securities investments may include common and preferred stocks of United States companies of any size. The Acquiring Fund may invest up to 50% of its net assets in equity securities of foreign companies of any size, including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets. The Acquiring Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Also, with respect to 50% of the Acquiring Fund’s net assets, the Acquiring Fund may engage in short sales of securities or other derivative type transactions to profit from an anticipated decline in the price of the securities sold short.

Under normal market conditions, the Acquiring Fund’s investments in fixed-income securities consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities. However, the Acquiring Fund may invest up to 30% of its net assets in fixed-income securities that are below investment grade. Below investment grade securities are generally securities that receive low ratings from independent rating agencies, such as rated lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by Marketfield. If independent rating agencies assign different ratings to the same security, the Acquiring Fund will use the higher rating for purposes of determining the security’s credit quality. Securities that are rated below investment grade by an independent rating agency are commonly referred to as “high yield debt” or “junk bonds.” The fixed-income securities in which the Acquiring Fund invests may have maturities of any length and may have variable and floating interest rates. The Acquiring Fund may also invest in zero-coupon bonds, without limitation.

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In addition, the Acquiring Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in swap agreements. Marketfield shall manage the Acquiring Fund so that the Acquiring Fund will not be deemed to be a “commodity pool operator” under the Commodity Exchange Act.

Investment Process. When reviewing investment opportunities for the Acquiring Fund, Marketfield considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole. A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers. Marketfield may allocate the Acquiring Fund’s investments between equity and fixed-income securities at its discretion, without limitation.

Security selection for the Acquiring Fund is driven by Marketfield’s top-down analysis of economic issues, Marketfield’s perception of investor sentiment and investment flows. Once Marketfield has identified a theme that is expected to either benefit or disadvantage a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Acquiring Fund. In some cases, Marketfield may utilize a sector- or country-specific ETF that offers exposure to a broad range of securities. In other situations, Marketfield may select a single issue that is perceived by Marketfield to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme.

Marketfield may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Acquiring Fund or when the security is deemed less attractive relative to another security on a return/risk basis. Marketfield may also sell or reduce a position in a security if it sees the investment theme failing to materialize.

Principal Risk Considerations

The following discussion describes the principal risks that may affect the Acquiring Fund. These principal risks are equally applicable to the Fund. You will find additional descriptions of specific risks for the Acquiring Fund in the preliminary prospectus accompanying this Proxy Statement.

In addition to possibly not achieving your investment goals, you could lose money by investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are:

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Market Changes Risk:

The value of the Acquiring Fund's investments may change because of broad changes in the markets in which the Acquiring Fund invests, which could cause the Acquiring Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Acquiring Fund's shares.

Management Risk:

The investment strategies, practices and risk analysis used by Marketfield may not produce the desired results.

Macroeconomic Strategy Risk:

The investment strategies of the Acquiring Fund rely on, among other things, Marketfield’s assessment of macroeconomic conditions and trends across multiple geographies and asset classes. As such, the success of the investment strategies of the Acquiring Fund depends, in part, on the accuracy of Marketfield’s assessment of macroeconomic conditions and trends.

Macroeconomic conditions may include, among others, unanticipated changes in economic and political conditions, corporate profits and other business related indicators, inflation and interest rate levels and performance of broad markets across asset classes.

Equity Securities Risk:

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Acquiring Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Convertible Securities Risk:

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Acquiring Fund could lose its entire investment.

Foreign Securities Risk:

Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Acquiring Fund's investments in foreign securities. Foreign securities may also subject the Acquiring Fund's investments to changes in currency rates.

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Emerging Markets Risk:

The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Small Cap and Mid-Cap Stock Risk:

Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

Short Selling Risk:

If a security sold short increases in price, the Acquiring Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Acquiring Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Acquiring Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Acquiring Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Acquiring Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Acquiring Fund may be required to pay in connection with the short sale.

Until the Acquiring Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Acquiring Fund's custodian to cover the Acquiring Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Acquiring Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Acquiring Fund may not be able to substitute or sell the pledged collateral. Additionally, the Acquiring Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Acquiring Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

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By investing the proceeds received from selling securities short, the Acquiring Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Acquiring Fund's exposure to long positions and make any change in the Acquiring Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Acquiring Fund will leverage its portfolio, or if it does, that the Acquiring Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Acquiring Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Acquiring Fund's ability to fully implement its investment strategies.

Depositary Receipts Risk:

Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt or Fixed-Income Securities Risk:

The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility than short-term debt securities because long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by Marketfield may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Acquiring Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Acquiring Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Acquiring Fund to sell its holdings at a time when Marketfield might wish to sell. Decreased liquidity in the markets also may make it more difficult to value some or all of the Acquiring Fund’s holdings.

Additional risks associated with an investment in the Acquiring Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Acquiring Fund's yield will fluctuate with changes in short-term interest rates.

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High-Yield Securities Risk:

Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk:

Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Acquiring Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Other Investment Companies Risk:

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Acquiring Fund’s performance. In addition, because closed-end funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Exchange-Traded Fund Risk:

The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Acquiring Fund could result in losses on the Acquiring Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Zero Coupon Bond Risk:

Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Acquiring Fund to recognize income, and therefore the Acquiring Fund may be required to make distributions to shareholders before the Acquiring Fund receives any cash payments on its investment.

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Mortgage-Backed/Asset-Backed Securities Risk:

Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Acquiring Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Acquiring Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Acquiring Fund to successfully utilize these instruments may depend on the ability of Marketfield to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Municipal Bond Risk:

Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Acquiring Fund’s net asset value.

Derivatives Risk:

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Acquiring Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Acquiring Fund. Swap transactions tend to shift the Acquiring Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Acquiring Fund.

Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Acquiring Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Acquiring Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Acquiring Fund.

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Liquidity and Valuation Risk:

Securities purchased by the Acquiring Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Acquiring Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Acquiring Fund shares or receive less than the market value when selling Acquiring Fund shares. Liquidity risk may also refer to the risk that the Acquiring Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Acquiring Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Tax Risk:

The Acquiring Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Acquiring Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Acquiring Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Acquiring Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Acquiring Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Comparison of Investment Restrictions

Fundamental Investment Restrictions

The following are comparisons of the fundamental investment restrictions of the Fund and the Acquiring Fund. Although there are differences in the fundamental investment restrictions of the Fund and the Acquiring Fund, because the Fund and Acquiring Fund have substantially similar investment strategies and policies, the Acquiring Fund anticipates that the differences in investment restrictions will have little or no substantive effect.

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Acquiring Fund	Fund
May not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed), and (ii) this restriction will not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies.

May borrow money, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

May not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).	May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
May not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements collateralized by the instruments described in clause (ii)).	May not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements collateralized by the instruments described in Clause (ii).
May not purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).	May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
May not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

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May not make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements).	May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
May not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer and provided that this restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies.	Shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions

Fund

The following non-fundamental investment restriction may be changed by the MainStay Board without requiring prior notice to, or approval of, shareholders.

The Fund may not:

Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Acquiring Fund does not have a similar policy and may rely on the relief provided under Section 12(d)(1)(F) and Section 12(d)(1)(G) to purchase shares of registered open-end investment companies or registered unit investment trusts in excess of the limitations placed on such investments by Section 12(d)(1) of the 1940 Act.

The Fund may invest in ETFs that have obtained exemptive orders from the SEC which permit investments in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. The Acquiring Fund will also be able to invest in ETFs which have obtained exemptive orders subject to the same or similar terms and conditions.

Acquiring Fund

The following non-fundamental investment restriction may be changed by the TPM Board, but only after at least 60 days’ notice is given to shareholders of the Acquiring Fund.

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The Acquiring Fund may not:

Invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may also include restricted securities determined by Marketfield not to be liquid, non-negotiable time deposits and over-the-counter options.

The Fund has a similar policy although it is not classified as a non-fundamental investment restriction, and the MainStay Board is not required to provide 60 days’ notice to shareholders prior to changing the restriction.

Comparison of Shareholder Services and Procedures

The Fund offers seven classes of shares. The Acquiring Fund also offers seven classes of shares.

Following the closing of the Reorganization, the class of Acquiring Fund shares held by each shareholder will be the same as the class of Fund shares held prior to the Reorganization.

The shareholder services and procedures of the Acquiring Fund are substantially similar to those of the Fund.

The Fund’s prospectus and SAI and the Acquiring Fund’s preliminary prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

MainStay Marketfield Fund

New York Life Investments, subject to the oversight of the MainStay Board, and in conformity with the stated policies of the Fund, administers the Fund’s business affairs and has investment advisory responsibilities with respect to the Fund’s portfolio securities. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000. As of November 30, 2015, New York Life Investments and its affiliates had approximately $544.1 billion in assets under management. Marketfield serves as the subadvisor to the Fund and is responsible for the day-to-day investment management activities of the Fund.

The Fund pays New York Life Investments an investment advisory fee. The annual contractual rate of the investment advisory fee paid by the Fund to New York Life Investments as a percentage of the average daily net assets is 1.40% on assets up to $7.5 billion; 1.38% on assets from $7.5 billion up to $15 billion; and 1.36% on assets in excess of $15 billion.

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New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 1.56% of its average daily net assets. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the MainStay Board.

Additionally, New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the management fee will be 1.34% on assets over $22.5 billion. This waiver may be discontinued at any time.

Michael C. Aronstein currently serves as the portfolio manager for the Fund.

Acquiring Fund

Marketfield, subject to the oversight of the TPM Board, will serve as investment manager to the Acquiring Fund, without the use of a subadvisor and will administer the Acquiring Fund’s business affairs and will have investment advisory responsibilities with respect to the Fund’s portfolio securities. Marketfield was organized in 2012 and is privately held. As of November 30, 2015, Marketfield had approximately $3.325 billion in assets under management.

The Acquiring Fund will pay Marketfield an investment advisory fee. The annual contractual rate of the investment advisory fee paid by the Acquiring Fund to Marketfield as a percentage of the average daily net assets will be 1.40% on assets up to $7.5 billion; 1.38% on assets from $7.5 billion up to $15 billion; and 1.36% on assets in excess of $15 billion.

Marketfield has contractually agreed, upon the closing of the Reorganization, to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for each share Class does not exceed the Total Annual Fund Operating Expenses of that share class on December 31, 2015. This agreement will remain in effect for a period of three years following the closing of the Reorganization and shall renew automatically for one-year terms unless Marketfield provides written notice of termination prior to the start of the next term or upon approval of the TPM Board.

Additionally, Marketfield has voluntarily agreed to waive a portion of its management fee so that the management fee will be 1.34% on assets over $22.5 billion. This waiver may be discontinued at any time.

Michael C. Aronstein and Michael Shaoul will serve as Co-Portfolio Managers of the Acquiring Fund.

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Important Information Regarding Manager-of-Managers Exemptive Order

As discussed above, both the MainStay Board, on behalf of the Fund, and the TPM Board, on behalf of the Acquiring Fund, may terminate any unaffiliated subadvisor without shareholder approval.

New York Life Investments and the Fund have obtained an exemptive order (the “Order”) from the SEC permitting New York Life Investments, on behalf of the Fund and subject to the approval of the MainStay Board, including a majority of the Independent Trustees, to hire or to modify any existing or future subadvisory agreement with, unaffiliated subadvisors. This structure may be referred to as a “manager-of-managers” structure. This authority is subject to certain conditions, including that the Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

The Acquiring Fund will not have a subadvisor and does not have an order from the SEC permitting it to operate pursuant to a manager-of-managers structure. Currently, the TPM Board may terminate any investment adviser or subadvisor of the Acquiring Fund, including Marketfield, without shareholder approval. The TPM Board may replace any investment adviser or subadvisor of the Fund with another party only with the approval of shareholders.

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Fund and the Acquiring Fund:

Service Providers
Service	Acquiring Fund	Fund
Investment Adviser	Marketfield Asset Management LLC One Grand Central Place, 60 East 42nd Street, New York, New York 10165	New York Life Investment Management LLC 51 Madison Avenue New York, NY 10010
Subadvisor	N/A	Marketfield Asset Management LLC One Grand Central Place, 60 East 42nd Street, New York, New York 10165
Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202	NYLIFE Distributors LLC 169 Lackawanna Avenue Parsippany, NJ 07054
Administrator	U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	New York Life Investment Management LLC 51 Madison Avenue New York, NY 10010

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Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow. TPM and MainStay are both organized as Delaware statutory trusts and are governed by their respective Agreements and Declarations of Trust and By-Laws, as well as applicable Delaware and federal law.

The operations of TPM and MainStay are overseen by their respective Boards of Trustees and conducted by officers appointed by the respective Boards. The composition of the Board of Trustees for TPM and MainStay differ. For more information about the current Trustees and Officers of the Fund and the Acquiring Fund, you should consult the Fund’s SAI and the Acquiring Fund’s preliminary SAI.

Terms of the Reorganization

At the effective time of the Reorganization and pursuant to the terms and conditions of the Reorganization Plan, the Acquiring Fund will acquire all of the assets and liabilities of the Fund. The Acquiring Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of the Fund by the net asset value of one share of the Acquiring Fund. The Reorganization Plan provides the time for and method of determining the net value of the Fund’s assets and the net asset value of a share of the Acquiring Fund. To determine the valuation of the assets transferred by the Fund and the number of shares of the Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Fund in determining daily net asset values. There are no material differences between the valuation procedures of the Acquiring Fund and the Fund. The valuation will be calculated immediately prior to the closing of the Reorganization and will be calculated at the time of day the Fund and Acquiring Fund ordinarily calculate their net asset values.

The Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Fund will be credited with shares of the Acquiring Fund having an aggregate value equal to the Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the TPM Board or the MainStay Board under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that the Fund receives a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganization will not be taxable for such purposes to the Fund, the Acquiring Fund or the Fund’s shareholders. Other material conditions include the receipt of legal opinions regarding the Fund and Acquiring Fund and the Reorganization. Lastly, the closing is conditioned upon both the Fund and Acquiring Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Fund.

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The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

MainStay Board Consideration of the Reorganization

The MainStay Board considered the proposed Reorganization and Reorganization Plan at a meeting held on December 8-10, 2015, at which New York Life Investments provided materials and made a presentation to the MainStay Board on the proposed Reorganization. The materials prepared by New York Life Investments and provided to the MainStay Board included information on the investment objective and strategies of the Acquiring Fund, a comparison of the expense ratios of the Fund against the estimated expense ratios of the Acquiring Fund, and an analysis of the projected benefits to the Fund’s shareholders from the proposed Reorganization. At the meeting, the MainStay Board considered the proposed Reorganization of the Fund into the Acquiring Fund and unanimously approved the Reorganization Plan, determining that it would be in the best interests of the Fund, and that the Fund’s shareholders’ interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization Plan to shareholders of the Fund, the MainStay Board (including the Independent Trustees) considered a number of matters, including the following:

i.	the anticipated effect of the Reorganization on the per-share expenses experienced by shareholders of the Fund, both before and after waivers and expense limitation arrangements;
ii.	the estimated expense ratios and available information regarding the fees and expenses of the Acquiring Fund;
iii.	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;
iv.	the similarity of the investment objectives and principal investment strategies of the Fund and the Acquiring Fund;
v.	the expenses of the Reorganization, and the extent to which these expenses would be borne by the Fund’s shareholders;
vi.	the expected U.S. federal income tax consequences of the Reorganization;
vii.	the possible alternatives to the Reorganization;
viii.	information provided to the MainStay Board regarding the quality of the Acquiring Fund’s service provider arrangements with TPM and U.S. Bancorp;
ix.	information provided to the MainStay Board regarding Marketfield’s enhanced administrative/compliance/operational capabilities since the fund was first adopted; and
x.	the access the Acquiring Fund would have to New York Life Investments’ distribution capabilities pursuant to an agreement under which New York Life Investments or an affiliate would provide certain distribution-related consulting services in exchange for fees.

In reaching the decision to approve the Reorganization Plan and to recommend that shareholders vote to approve the Reorganization Plan, the MainStay Board, including the Independent Trustees, unanimously concluded that participation of the Fund in the Reorganization is in the best interests of the Fund and would not result in dilution of Fund shareholders’ interests. Their conclusion was based on a number of considerations, including the following:

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Portfolio Management

Marketfield’s retention as the investment adviser to the Acquiring Fund and the continuation of the existing team of investment professionals to manage the Acquiring Fund, including Michael C. Aronstein as a portfolio manager, would promote continuity of asset management for Fund shareholders participating in the Reorganization. Michael Shaoul, currently CEO of Marketfield, will be named a Co- Portfolio Manager of the Acquiring Fund.

Investment Objectives, Principal Investment Strategies and Policies

As discussed elsewhere in this proxy statement, the Fund and the Acquiring Fund have the same investment objective and principal investment strategies and substantially similar policies.

Operating Expenses of the Fund

The MainStay Board also considered the operating expense ratios for the Fund and the Acquiring Fund. The Acquiring Fund is expected to have substantially similar pro forma gross operating expense ratios as compared to the Fund after the Reorganization. Additionally, in an effort to maintain fees and expenses, Marketfield has entered into voluntary and contractual expense limitation arrangements with the Acquiring Fund as discussed elsewhere in this Proxy.

Distribution Support

The MainStay Board also considered that the Acquiring Fund would continue to have access to certain of New York Life Investments’ distribution capabilities pursuant to an agreement under which New York Life Investments or an affiliate would provide certain distribution-related consulting services.

Expected Tax-Free Conversion of the Fund Shares

The MainStay Board also considered the expected tax-free nature of the Reorganization of the Fund. If you were to redeem your investment in the Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or a loss for U.S. federal income tax purposes on the transfer of your investment to the Acquiring Fund; (2) you will have the same tax basis in your Acquiring Fund shares as you had in your Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Fund shares as a capital asset, you will have the same holding period for your Acquiring Fund shares as you had for your Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

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Expenses of the Reorganization

The MainStay Board took into consideration the agreement of Marketfield to bear all of the expenses incurred by the Fund and Acquiring Fund in connection with the Reorganization so that the shareholders of the Fund and Acquiring Fund will not bear these costs.

Performance

As part of the Reorganization, the Fund will be reorganized into the Acquiring Fund, which was created specifically to receive the assets and assume the liabilities of the Fund. The Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund is expected to assume the performance history of the Fund at the closing of the Reorganization. The average annual total returns of the Fund are presented in the Fund’s prospectus. Please remember that past performance is no guarantee of future results.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Fund shareholder. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Fund and the Acquiring Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code, with respect to the Acquiring Fund and the Fund, and the Acquiring Fund and the Fund will each be a “party to a reorganization” under Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Acquiring Fund and the Fund are so treated, for U.S. federal income tax purposes, generally:

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•	Neither the Acquiring Fund nor the Fund will recognize any gain or loss as a result of the Reorganization.
•	A Fund shareholder will not recognize any gain or loss as a result of the receipt of the Acquiring Fund shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization.
•	A Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Fund shares held immediately before the Reorganization.
•	A Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares, provided that the Acquiring Fund shareholders held their Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Fund and Acquiring Fund, including representations in certificates to be delivered by the respective management of each of the Fund and Acquiring Fund. Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Accordingly, the Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. A shareholder must include any such distributions in such shareholder’s taxable income.

As of December 31, 2014, the Fund had $823,248,000 of net capital loss carry-forward available to offset any realized capital gains. Any unused capital loss carry-forwards on the date of the Reorganization would be allowed to be assumed by the Acquiring Fund. It is not expected that any such capital loss carry-forwards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because it is expected that the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Marketfield.

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Management Recommendation and Alternatives

The MainStay Board noted that New York Life Investments had recommended approval of the Reorganization. In addition, the MainStay Board considered alternatives to the Reorganization, including liquidation of the Fund, replacing Marketfield as the Fund’s subadvisor and merging the Fund into another fund managed by New York Life Investments. The MainStay Board further took note of New York Life Investments’ representation that it did not believe it was in the best interests of shareholders to take any of the alternative approaches, which would be more disruptive for shareholders, especially for the shareholders who believe the portfolio manager team and the investment strategy will produce sound long-term investment results. In considering alternatives, the MainStay Board also considered New York Life Investments’ observation that it believes many of the Fund’s shareholders had been investors in the Fund’s predecessor fund, which had been managed by Marketfield.

The MainStay Board inquired about Marketfield’s ability to serve as the Acquiring Fund’s Investment Adviser and noted the representations from New York Life Investments regarding enhancements that Marketfield had made since 2012. The MainStay Board noted that since the Fund was first adopted, Marketfield has made several enhancements to its administrative, compliance and operational capabilities. In particular, the MainStay Board noted New York Life Investments statements that Marketfield now has a full-time, senior compliance and operations individual dedicated to Marketfield located in the New York office, and a Chief Compliance Officer with significant relevant experience. In addition, New York Life Investments’ indicated that Marketfield has implemented EzeCastle, an automated trading and portfolio accounting system to better automate and control portfolio, trading and operational activities and provide automated pre-trade compliance checks.

Conflict of Interest

The MainStay Board considered that New York Life Investments was subject to a conflict of interest in making its recommendation to the MainStay Board. In this regard, the MainStay Board received information regarding the terms of a “Fund Transition Agreement” entered into between New York Life Investments and Marketfield. New York Life Investments shall not receive a payment in connection with the Reorganization under the Fund Transition Agreement. However, for a three year period following the closing of the Reorganization, New York Life Investments, or an affiliate, will receive payments from Marketfield for providing distribution-related consulting services under the terms of a separate agreement.

Capitalization

The following table sets forth as of December 10, 2015, the capitalization of the Fund. Pro forma capitalization information is not included for the Reorganization because the shares of the Fund are being reorganized into the shares of the Acquiring Fund, which currently has no assets. All outstanding shares listed below are entitled to vote at the meeting.

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Total Net Assets	Shares Outstanding	Net Asset Value per Share
$311,562,924.79	Class A Shares: 20,994,806.253	Class A Shares: $14.84
$12,702,135.65	Investor Shares: 855,939.060	Investor Shares: $14.84
$348,417,229.07	Class C Shares: 24,045,357.424	Class C Shares: $14.49
$1,980,414,715.74	Class I Shares: 132,469,211.755	Class I Shares: $14.95
$5,755,508.92	Class R2 Shares: 389,411.970	Class R2 Shares: $14.78
$5,851,451.68	Class R6 Shares: 390,357.017	Class R6 Shares: $14.99
$42,355,153.42	Class P Shares: 2,833,120.630	Class P Shares: $14.95

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the MainStay Board to solicit your vote for one proposal at a special meeting of shareholders of the Fund (the “Meeting”). The Meeting will be held on March 1, 2016 at 10:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address printed on your proxy ballot;
•	call the toll-free number printed on your proxy ballot; or
•	vote in-person at the Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy ballot. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on December 10, 2015 are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on December 10, 2015 is entitled to one vote. The presence in person or by proxy of shareholders entitled to cast 33⅓% of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

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The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the original date set for the Meeting without further notice. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will have the same effect as shares voted against a proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, MainStay may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. MainStay also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of MainStay to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Shareholders of the Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

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The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned Meeting at which the adjournment is taken, unless a new record date of the adjourned Meeting is fixed. At any adjourned Meeting, MainStay may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.

The MainStay Board knows of no matters other than those described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the MainStay Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of New York Life Investments, Marketfield and their affiliates may solicit proxies by telephone. The Fund has engaged the proxy solicitation firm of D.F. King & Co., Inc., an AST One Company which will receive a fee from Marketfield for its solicitation services.

The cost of the meeting, including the costs of solicitation of proxies and voting instructions, will be borne by Marketfield. Marketfield also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Fund and its shareholders and the Acquiring Fund will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of five percent or more of the Fund’s outstanding shares as of December 10, 2015.

CLASS OF SHARES	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MAINSTAY MARKETFIELD FUND CLASS A	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	1,704,064.768	8.07%
	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	2,995,718.303	14.19%
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	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	2,628,864.178	12.45%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	1,604,864.513	7.60%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	1,844,413.544	8.73%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	1,359,888.305	6.44%
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN, NJ 07086-6761	1,391,023.504	6.59%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	1,180,181.626	5.59%
MAINSTAY MARKETFIELD FUND CLASS C	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	4,043,311.490	16.65%
	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	5,690,538.004	23.43%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	1,285,920.357	5.29%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	3,023,515.021	12.45%
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN, NJ 07086-6761	3,923,088.192	16.15%
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	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	1,994,278.480	8.21%
MAINSTAY MARKETFIELD FUND CLASS I	MORGAN STANLEY SMITH BARNEY HARBOR SIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	9,407,128.340	7.09%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	16,067,810.617	12.11%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	15,077,091.224	11.37%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	14,560,650.756	10.98%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	22,300,349.989	16.81%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	10,854,774.709	8.18%
	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY, NJ 07086	21,219,614.624	16.00%
MAINSTAY MARKETFIELD FUND CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	206,426.391	52.94%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	41,606.951	10.67%
	KEYBANK NA RJF INTL RETIREMENT - ALT INV PRI U PO BOX 94871 CLEVELAND, OH 44101-4871	38,041.722	9.76%
	MATRIX TRUST CO AS TTEE FBO RIVERSIDE RADIOLOGY ASSOCIATES, INC PO BOX 52129 PHOENIX, AZ 85072-2129	28,431.209	7.29%
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MAINSTAY MARKETFIELD FUND CLASS R6	NFS LLC FEBO STATE STREET BANK TRUST CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	311,570.172	79.80%
	NFS LLC FEBO BELL STATE BANK & TRUST TRUST OPERATIONS 15 BROADWAY N STE 304 FARGO, ND 58102-4907	32,686.639	8.37%
	MATRIX TRUST COMPANY AS TTEE FBO ORTHOPEDIC ONE, INC. 401(K) PLAN PO BOX 52129 PHOENIX, AZ 85072-2129	32,823.823	8.41%
MAINSTAY MARKETFIELD FUND CLASS P	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	178,657.032	6.31%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-2010	2,423,990.213	85.63%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	228,162.993	8.06%

As of December 10, 2015, the officers and Trustees of MainStay as a group owned less than 1% of the Fund.

Annual Meetings and Shareholder Meetings

The Fund normally does not hold meetings of shareholders except as required under the 1940 Act and applicable laws. Any shareholder proposal for a shareholder meeting must be presented to the Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Fund does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Householding

Unless you have instructed the Fund not to, only one copy of this proxy solicitation may be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling toll-free 888-474-7725. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling toll-free 888-474-7725.

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Shareholder Reports

The Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to shareholders. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

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EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of __________________, 2015, by and between Trust for Professional Managers, a Delaware statutory trust (“TPM”), on behalf of its series, the Marketfield Fund (the “Acquiring Fund”), and MainStay Funds Trust, a Delaware statutory trust (“MainStay Funds”), on behalf of its series, the MainStay Marketfield Fund (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). New York Life Investment Management LLC, a limited liability company organized under the laws of the State of Delaware (“New York Life Investments”), joins this Agreement solely for purposes of paragraphs 4.3 and Marketfield Asset Management LLC, a limited liability company organized under the laws of the State of Delaware (“Marketfield”), joins this Agreement solely for purposes of paragraphs 4.4, 5.11 and 8.2.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund specified in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

The Board of Trustees of MainStay Funds has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The Board of Trustees of TPM has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), MainStay Funds shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund, to TPM on behalf of the Acquiring Fund, and TPM shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, TPM shall, on behalf of the Acquiring Fund, deliver to MainStay Funds on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

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1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3. Liabilities of the Acquired Fund. The Acquired Fund will discharge all of its liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether known or unknown, existing at the Effective Time (collectively, the “Liabilities”).

1.4. Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), MainStay Funds, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from TPM pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6. Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; provided, however, any tax returns of the Acquired Fund for the taxable year ending December 31, 2016 shall be the responsibility of the Acquiring Fund so long as the Closing (as defined in paragraph 3.1) shall have taken place prior to December 31, 2016.

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ARTICLE II

VALUATION

2.1. Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2. Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

2.3. Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4. Joint Direction of Calculation. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC (“USBFS”), in its capacity as accounting agent for the Acquiring Fund. Such computations shall be evaluated by Marketfield, in its capacity as adviser for the Acquiring Fund, in consultation with New York Life Investments, the adviser to the Acquired Fund. Such computations shall be subject to confirmation by the Acquired Fund’s and Acquiring Fund’s respective transfer agents and independent registered public accounting firms.

2.5. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of New York Life Investments on or about March 23, 2016, or at such other place and/or on such other date as to which the parties may agree, provided that TPM, on behalf of the Acquiring Fund, may unilaterally delay the closing upon prior written notice to MainStay Funds, to allow enough time for the Acquiring Fund to file with the Commission a proxy statement/prospectus on Form N-14 in connection with the Closing, to achieve effectiveness of such Form N-14, and for sufficient votes of the Acquired Fund’s shareholders to be obtained, in the event that TPM is required to, or determines in its reasonable business judgment to, file such a Form N-14 (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

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3.2. Transfer and Delivery of Assets. MainStay Funds shall direct State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by State Street, as custodian for the Acquired Fund, to those persons at U.S. Bank, N.A. (“U.S. Bank”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. State Street shall deliver to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of State Street and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3. Share Records. MainStay Funds shall direct NYLIM Service Company LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4. Postponement of Effective Time. In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TPM or the Board of Trustees of MainStay Funds, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of MainStay Funds. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of MainStay Funds, MainStay Funds, on behalf of the Acquired Fund, represents and warrants to TPM, on behalf of the Acquiring Fund, as follows:

(a) The Acquired Fund is a duly established series of MainStay Funds, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under MainStay Funds’ Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) MainStay Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by MainStay Funds on behalf of the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, MainStay Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, TPM, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) MainStay Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound.

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(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by TPM, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MainStay Funds’ knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MainStay Funds on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquired Fund at [December 31, 2015] have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since [December 31, 2015], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns, forms, and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return, form, or report is currently under audit and no assessment has been asserted with respect to such returns, forms, or reports.

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(l) Except as set forth on Schedule 4.1(1), for each taxable year of the Acquired Fund’s operation (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, has been (or is expected to be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) relating to the taxable year ended [December 31, 2015].

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of MainStay Funds, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of MainStay Funds on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p) The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, from the effective date of the Proxy Statement through the date of the meeting of the Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

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(q) For each year of its operation since inception and following an initial two-year term, the Acquired Fund’s investment advisory agreement with New York Life Investments has been properly approved by the Board of Trustees of MainStay Funds pursuant to Section 15(c) of the 1940 Act.

(r) The Acquired Fund commenced operations on October 5, 2012. On that date, Marketfield Fund, a series of TPM, merged with and into the Acquired Fund. Therefore, the representations and warranties in this Agreement that are made by or relate to the Acquired Fund do not cover the period of time ending on or before October 5, 2012.

4.2. Representations and Warranties of TPM. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of TPM, TPM, on behalf of the Acquiring Fund, represents and warrants to MainStay Funds, on behalf of the Acquired Fund, as follows:

(a) The Acquiring Fund is a duly established series of TPM, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) TPM is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TPM on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquired Fund or Marketfield for use therein.

(e) At the Effective Time, TPM, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

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(f) TPM, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TPM, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which TPM, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g) Except as otherwise disclosed to and accepted by MainStay Funds, on behalf of the Acquired Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TPM’s knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. TPM, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h) At the Effective Time, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time.

(i) The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code for its taxable year that includes the Effective Time, and intends to qualify for such treatment in such taxable year and in subsequent taxable years, (ii) intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Effective Time and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Effective Time.

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of TPM, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by TPM, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(l) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(m) The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement through the date of the meeting of Acquired Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(n) The Acquiring Fund’s investment advisory agreement with Marketfield has been properly approved by the Board of Trustees of TPM pursuant to Section 15(c) of the 1940 Act.

4.3. Representation and Warranty of New York Life Investments. New York Life Investments represents and warrants to TPM, on behalf of the Acquiring Fund, and to MainStay Funds, on behalf of the Acquired Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of New York Life Investments, and this Agreement will constitute a valid and binding obligation of New York Life Investments, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4. Representation and Warranty of Marketfield. Marketfield represents and warrants to TPM, on behalf of the Acquiring Fund, and to MainStay Funds, on behalf of the Acquired Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Marketfield, and this Agreement will constitute a valid and binding obligation of Marketfield, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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ARTICLE V

COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. Meeting of Shareholders. MainStay Funds will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. Proxy Statement. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement to be included in a Schedule 14A Proxy Statement (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein. To the extent required by the Commission or otherwise determined to be appropriate in the reasonable business judgment of MainStay Funds, on behalf of the Acquired Fund, and TPM, on behalf of the Acquiring Fund, the term “Proxy Statement,” as used herein, shall include a proxy statement/prospectus filed on Form N-14 in lieu of a Schedule 14A Proxy Statement and in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

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5.9. Other Instruments. TPM, on behalf of the Acquiring Fund, and MainStay Funds, on behalf of the Acquired Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) MainStay Funds’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) TPM’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11. Compliance with Section 15(f) of the 1940 Act. (a) TPM agrees that for a period of three (3) years after the Closing Date, TPM will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or TPM, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of Marketfield; and (b) Marketfield agrees that for a period of two (2) years after the Closing Date, neither Marketfield nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

ARTICLE VI

CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of MainStay Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MainStay Funds’ election, to the following conditions:

(a) All representations and warranties of TPM, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) TPM, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay Funds, and dated as of the Effective Time, to the effect that the representations and warranties of TPM, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay Funds shall reasonably request.

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(c) TPM, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TPM, on behalf of the Acquiring Fund, on or before the Effective Time.

(d) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) MainStay Funds shall have received on the Closing Date the opinion of Godfrey & Kahn S.C., counsel to TPM, dated as of the Closing Date, covering the following points:

(1) TPM is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(2) The Agreement has been duly authorized by TPM, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by MainStay Funds, is a valid and binding obligation of TPM on behalf of the Acquiring Fund enforceable against TPM in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3) The Acquiring Fund shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by TPM and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of TPM’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which TPM is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which TPM is a party or by which it is bound;

(5) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by TPM in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6) TPM is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

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(7) To the knowledge of such counsel, and except as otherwise disclosed to MainStay Funds pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to TPM or the Acquiring Fund and neither TPM nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of TPM, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at TPM’s election, to the following conditions:

(a) All representations and warranties of MainStay Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) MainStay Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of MainStay Funds.

(c) MainStay Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of MainStay Funds, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TPM shall reasonably request.

(d) MainStay Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MainStay Funds, on behalf of the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) TPM shall have received on the Closing Date the opinion of Dechert LLP, counsel to MainStay Funds, covering the following points:

(1) MainStay Funds is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as a registered investment company;

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(2) The Agreement has been duly authorized by MainStay Funds, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by TPM, is a valid and binding obligation of MainStay Funds, on behalf of the Acquired Fund, enforceable against MainStay Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of MainStay Funds’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which MainStay Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which MainStay Funds is a party or by which it is bound;

(4) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by MainStay Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(5) MainStay Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(6) To the knowledge of such counsel, and except as otherwise disclosed to TPM pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to MainStay Funds or the Acquired Fund and neither MainStay Funds nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, TPM or Marketfield (as applicable), on behalf of the Acquiring Fund, or MainStay Funds, on behalf of the Acquired Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of MainStay Funds’ Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, TPM and MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

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(b) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of TPM or MainStay Funds, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TPM and MainStay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d) The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e) TPM and MainStay Funds shall have received an opinion of Dechert LLP, in a form acceptable to Godfrey & Kahn, S.C., as to federal income tax matters (the “Tax Opinion”) substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1) of the Code.

(2) No gain or loss will be recognized by the Acquired Fund as a result of such transactions, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(3) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions.

(4) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5) The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

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(6) The basis of the Acquired Fund’s Assets received by the Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

(7) Each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8) The holding period of the Acquiring Fund with respect to the Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9) The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in section 381(c) of the Code subject to the conditions and limitations specified in Section 381 of the Code.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of TPM and the MainStay Funds on behalf of the Acquiring Fund and the Acquired Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(f) State Street shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(g) The Transfer Agent shall have delivered to TPM a certificate of its authorized officer as set forth in paragraph 3.3.

(h) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(i) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

(j) All conditions to Marketfield’s obligations, as set forth in Section 7.2 of the Fund Transition Agreement entered into by and between Marketfield and New York Life Investments (the “Transition Agreement”), shall be satisfied unless waived by Marketfield in writing.

(k) All conditions to New York Life Investments obligations, as set forth in Section 7.3 of the Transition Agreement, shall be satisfied unless waived by New York Life Investments in writing.

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ARTICLE VII

INDEMNIFICATION

7.1. Indemnification by TPM. TPM, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless MainStay Funds, the Acquired Fund, and their trustees, officers, employees and agents (the “MainStay Funds Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the MainStay Funds Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund, or its respective trustees, officers or agents.

7.2. Indemnification by MainStay Funds. MainStay Funds, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless TPM, the Acquiring Fund, and their trustees, officers, employees and agents (the “TPM Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the TPM Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund, or its respective trustees, officers or agents.

7.3. Liability of MainStay Funds. TPM understands and agrees that the obligations of MainStay Funds on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of MainStay Funds on behalf of MainStay Funds personally, but bind only MainStay Funds on behalf of the Acquired Fund and the Acquired Fund’s property. Moreover, no series of MainStay Funds other than the Acquired Fund shall be responsible for the obligations of TPM hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. TPM represents that it has notice of the provisions of the Declaration of Trust of MainStay Funds disclaiming shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4. Liability of TPM. MainStay Funds understands and agrees that the obligations of TPM on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of TPM on behalf of TPM personally, but bind only TPM on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of TPM other than the Acquiring Fund shall be responsible for the obligations of TPM hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. MainStay Funds represents that it has notice of the provisions of the Declaration of Trust of TPM disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

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ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. The documented and out-of-pocket expenses relating to the proposed Reorganization will be borne by Marketfield. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement, expenses of holding shareholder meetings and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) Marketfield shall pay or assume only those expenses of the Acquired Fund that are solely and directly related to the Reorganization in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

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ARTICLE IX

AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TPM or MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of TPM or the Board of Trustees of MainStay Funds, on behalf of the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to TPM:

Trust for Professional Managers

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue

10th Floor

Milwaukee, WI 53202

Attention: Adam Smith, Esq.

Telephone: (414) 765-6115

Fax: (866) 535 4586

adam.smith@usbank.com

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With copies (which shall not constitute notice) to:

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI 53202

Attention: Carol A. Gehl, Esq.

Telephone: (414) 287-9255

Fax: (414) 273-5198

cgehl@gklaw.com

If to MainStay Funds:

MainStay Funds Trust c/o New York Life Investment Management LLC

169 Lackawanna Avenue

Parsippany, NJ 07054

Attention: J. Kevin Gao, Esq.

Telephone No.: (973) 394-4450

Facsimile No.: (973) 394-4637

Email: kevin_gao@nylim.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Attn: Thomas C. Bogle, Esq.

Telephone No.: (202) 261-3360

Facsimile No.: (202) 261-3333

Email: thomas.bogle@dechert.com

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ARTICLE XI
MISCELLANEOUS

11.1. Entire Agreement. MainStay Funds and TPM agree that they have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the __________ day of __________________, 2015.

MAINSTAY FUNDS TRUST on behalf of its series, MainStay Marketfield Fund	TRUST FOR PROFESSIONAL MANAGERS on behalf of its series, Marketfield Fund
By: ____________________________________	By: ____________________________________
Name: Stephen P. Fisher	Name: __________________
Title: President	Title: ____________________

Solely for purposes of paragraphs 4.3 NEW YORK LIFE INVESTMENT MANAGEMENT LLC	Solely for purposes of paragraphs 4.4, 5.11 and 8.2 MARKETFIELD ASSET MANAGEMENT, LLC

By: ______________________________	By: ______________________________
Name: Stephen P. Fisher	Name: ______________________________
Title: President	Title: ______________________________

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Schedule 4.1(h)

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

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MainStay Investments®

PROXY CARD

MAINSTAY MARKETFIELD FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at proxyonline.com using your proxy voting number found below
3. **PHONE** dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free (866) 416-0576 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. Kevin Gao and Thomas C. Humbert, Jr. and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on December 10, 2015 at the special meeting of shareholders of the Fund to be held on March 1, 2016, or at any adjournments or postponements thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 1, 2016. The Proxy Statement for the Fund is available at www.proxyonline.com/docs/mainstay.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

382102 v.33

MAINSTAY MARKETFIELD FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUNDS.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

382102 v.33